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                                                                   EXHIBIT 10.15


                         BEAR STEARNS HOME EQUITY TRUST
                                 245 PARK AVENUE
                            NEW YORK, NEW YORK 10167


                                                                  March 12, 1999

Rock Financial Corporation
30600 Telegraph Road, 4th Floor
Bingham Farms, MI  48025

Attention:  Mr. Frank Plenskofski

Re:      Master Repurchase Agreement between Bear Stearns
         Home Equity Trust and Rock Financial Corporation
         Dated as of March 26, 1997 (the "Agreement")

Dear Mr. Plenskofski

This letter will confirm the mutual agreement between Bear Stearns Home Equity Trust and Rock Financial Corporation to extend the term of the Agreement as described in paragraph 22, "Non-assignability; Termination" for an additional three hundred sixty-four (364) days commencing March 24, 1999. The extension shall be subject to the same terms and conditions as set forth in the Agreement.

                                      Very truly yours,
                                      BEAR STEARNS HOME EQUITY TRUST

                                      By: BEAR STEARNS MORTGAGE CAPITAL
                                          CORPORATION, as agent


                                      By:      /s/ John M. Garzone
                                         ---------------------------------------
                                               John M. Garzone
                                               Senior Vice President


AGREED AND ACCEPTED:
ROCK FINANCIAL CORPORATION


BY:     /s/ Frank Plenskofski
     --------------------------------
Name:   Frank Plenskofski
     --------------------------------
Title:  Chief Financial Officer
     --------------------------------